                                                                    EXHIBIT 10.5
                                   EXHIBIT C
                                   ---------

     [AS AMENDED, PURSUANT TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

                         FORM OF TAX ESCROW AGREEMENT
                         ----------------------------

     AGREEMENT made as of ____________, 1998 by and among Merkert American Corporation (formerly known as Monroe, Inc.), a Delaware corporation ("Buyer"), Robert Q. Crane, as Stockholders' Representative (as defined in the Purchase Agreement (as defined below)), and State Street Bank and Trust Company, as escrow agent (the "Escrow Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning provided in the Purchase Agreement, as hereinafter defined.

     WHEREAS, Buyer, Merkert Enterprises, Inc., a Massachusetts corporation ("Merkert"), Eugene F. Merkert and the Merkert Stockholders are parties to a Stock Purchase Agreement dated as of May 20, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to Section 1.4 of the Purchase Agreement, Buyer has agreed to deposit an amount of cash with the Escrow Agent to hold, invest and deliver pursuant to this Agreement; and

     WHEREAS, the Escrow Agent is willing to enter into this Agreement and perform as required herein in consideration of the premises and the mutual obligations and promises contained in this Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows.

     1.   Appointment of the Escrow Agent.  Buyer and the Stockholders'
          -------------------------------
Representative hereby appoint and designate State Street Bank and Trust Company as Escrow Agent for the property described herein. The Stockholders' Representative shall serve as exclusive representative of the Stockholders with respect to the Escrow Fund and this Agreement.

     2.   Escrow Fund; Amounts Earned on Escrow Fund.  Buyer shall deposit with
          ------------------------------------------
the Escrow Agent and the Escrow Agent agrees to accept _________________________________ Dollars ($__________) to be held in a designated separate account of the Escrow Agent (the "Escrow Account"). The consideration deposited hereunder, inclusive of any earnings on the same, shall be referred to as the "Escrow Fund." The Escrow Fund shall be invested from time to time in Eligible Investments (as defined in Section 22) pursuant to (and as specified in) the written direction of Buyer received by the Escrow Agent (which direction shall include maturity terms selected by Buyer). The Escrow Agent shall be entitled to presume that any maturity terms set forth in an investment instruction from Buyer have been agreed to by Stockholders' Representative. The Escrow Agent is authorized to liquidate any such investment at any time when necessary to pay any amount hereunder. In no instance shall the Escrow Agent have any liability for any loss on any such investment.

     3.   Amounts Earned on Escrow Fund; Tax Matters.  All amounts earned, paid
          ------------------------------------------
or distributed with respect to the Escrow Fund (whether interest, dividends or otherwise) shall become a part of the Escrow Fund and shall be held hereunder upon the same terms as the original Escrow Fund. The parties agree that (i) for tax reporting purposes, and for any tax year, all interest or other income earned from the investment of the Escrow Fund shall be allocable to Buyer and
(ii) to the extent permitted by applicable law, including Section 468B(g) of the Internal Revenue Code of 1986, as amended, Buyer will include all amounts earned on the Escrow Fund in its gross incomes for federal, state and local income tax (collectively, "income tax") purposes and pay any income tax resulting therefrom. Buyer and the Stockholders also agree for income tax purposes to treat all amounts distributed to the Stockholders from the Escrow Fund as increases in the cash portion of the Total Consideration paid by Buyer to the Stockholders (subject to the application of Section 483 and/or 1274 of the Internal Revenue Code of 1986, as amended). Buyer agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 to the Escrow Agent prior to the date on which interest or other income is first earned by the Escrow Fund. The parties hereto understand that, in the event that such tax identification numbers are not certified to the Escrow Agent prior to the date on which any income is first earned on the Escrow Fund, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Fund.

     4.   Distribution of Escrow Fund.  Distributions from the Escrow Fund shall
          ---------------------------
be made as follows:

          (a) Upon receipt by the Escrow Agent of joint written instructions signed by both Buyer and the Stockholders' Representative, the Escrow Agent shall make payments out of the Escrow Fund in accordance with such instructions in immediately available funds within five (5) business days after receipt of such instructions or as soon as possible thereafter.

          (b) Upon receipt by the Escrow Agent of a certificate (an "Interim Distribution Certificate") signed by Buyer certifying that (i) enclosed therewith is a true, accurate and complete copy of a demand for payment (including any assessment or determination of an amount due), relating to one or more Audits, from the Internal Revenue Service (the "IRS") and/or any taxing authority of any state or locality, including the Massachusetts Department of Revenue (any such taxing authority, the "DOR") or (ii) Buyer reasonably believes the amount instructed to be paid therein is payable to the IRS and/or the DOR, relating to one or more Audits, and instructing the Escrow Agent to pay to the IRS and/or the DOR, as the case may be, the amount set forth in such Interim Distribution Certificate, which Interim Distribution Certificate shall be accompanied by the demand for payment, if any, the Escrow Agent shall make payments out of the Escrow Fund in accordance with such Interim Distribution Certificate in immediately available funds within five (5) business days after receipt of such Interim Distribution Certificate or as soon as possible thereafter.

          (c) Upon receipt by the Escrow Agent of a certificate (a "Final Distribution Certificate") signed by Buyer certifying that (i) full and final settlements with the IRS and the DOR of all matters relating to the Audits have been reached, and (ii) either (A) enclosed therewith is a true, accurate and complete copy of a demand for payment (including any assessment or determination of an amount due) from the IRS and/or the DOR or (B) Buyer reasonably believes the amount instructed to be paid therein to the IRS and/or the DOR is payable to the IRS and/or the DOR, and instructing the Escrow Agent to (x) pay to the IRS and/or the DOR, as the case may be, the amount set forth in such Final Distribution Certificate and (y) pay in accordance with such Final Distribution Certificate the remaining balance, if any, of the Escrow Fund, the Escrow Agent shall make payments out of the Escrow Fund in accordance with such Final Distribution Certificate in immediately available funds within five (5) business days after receipt of such Final Distribution Certificate or as soon as possible thereafter.

Prior to making any payments out of the Escrow Fund pursuant to subparagraph (c) of this Section 4, the Escrow Agent shall provide written notice to the Stockholders' Representative that it has received a Final Distribution Certificate (a copy of which shall accompany such notice) from Buyer.

     5.   Disputed Claims.  If a controversy arises between one or more of the
          ---------------
parties hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow Fund or as to any other matter arising out of or relating to the Escrow Fund or this Agreement, the Escrow Agent shall not be required to determine the same and thereafter shall not make any delivery of the Escrow Fund but shall retain it until the Escrow Agent shall have either (i) received written instructions signed by both Buyer and the Stockholders' Representative or (ii) been directed by an order of a court of competent jurisdiction as to the respective rights of Buyer and the Stockholders' Representative with respect to the Escrow Fund, in which case the Escrow Agent shall disburse the Escrow Fund in accordance with such instructions or order within five (5) business days after the receipt thereof, unless such instructions or order otherwise provide. The Escrow Agent shall be entitled to assume that no such controversy has arisen unless it has received a written notice that such a controversy has arisen which refers specifically to this Agreement. If a controversy of the type referred to in this Section 5 arises, the Escrow Agent may, in its sole discretion (but shall not be obligated to), commence interpleader or similar actions or proceedings for determination of the controversy pursuant to Section 9.

     6.   Termination.  This Agreement shall terminate when all amounts of the
          -----------
Escrow Fund have been distributed.

     7.   Scope of Undertaking.  The Escrow Agent shall have no responsibility
          --------------------
or obligation of any kind in connection with this Agreement and the Escrow Fund, and shall not be required to deliver the same or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, and make delivery of the Escrow Fund as herein expressly provided or by reason of a judgment or order of a court of competent jurisdiction.

     8.   Knowledge and Sufficiency of Documents.  The Escrow Agent shall not be
          --------------------------------------
bound by or have any responsibility with respect to compliance with any agreement between any of the other parties hereto, irrespective of whether the Escrow Agent has knowledge of the existence of any such agreement or terms and provisions thereof, the Escrow Agent's only duty, liability, and responsibility being to receive, hold and deliver the Escrow Fund as herein provided. The Escrow Agent shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of the Escrow Fund or the validity, sufficiency, genuineness or accuracy of any instrument, document, certificate, statement or notice referred to in this Agreement or contemplated hereby (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction); or the identity or authority of the persons executing the same, and it shall be sufficient if any writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement.

     9.   Right of Interpleader.  Should any controversy arise between Buyer, on
          ---------------------
one hand, and the Stockholders' Representative, on the other, or any other person, firm or entity, with respect to this Agreement, the Escrow Fund, or any part thereof, or the right of any party or other person to receive the Escrow Fund, or should such parties fail to designate another Escrow Agent as provided in Section 17 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right (but not the obligation) to (i) withhold delivery of the Escrow Fund until the controversy is resolved as provided in Section 5 hereof, the conflicting demands are withdrawn or its doubt is resolved as provided in Section 5 hereof, or (ii) institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties hereto (the right of the Escrow Agent to institute such bill of interpleader, however, shall not be deemed to modify the manner in which the Escrow Agent is entitled to make disbursements of the Escrow Fund as hereinabove set forth, other than to tender the Escrow Fund into the registry of such court). Should a bill of interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation in any manner whatsoever on account of this Agreement or the Escrow Fund, then as between themselves and the Escrow Agent, Buyer and the Stockholders, jointly and severally, hereby bind and obligate themselves, their successors, heirs, executors and assigns to pay the Escrow Agent its reasonable attorneys' fees and any and all other disbursements, expenses, losses, costs and damages of the Escrow Agent in connection with or resulting from such threatened or actual litigation. Notwithstanding the foregoing, as between themselves, Buyer and the Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this paragraph.

     10.  Scope of Duties and Errors in Judgment.  It is expressly understood
          --------------------------------------
and agreed that the Escrow Agent shall be under no duty or obligation to give any notice, or to do or to omit the doing of any action or anything with respect to the Escrow Fund, except to hold the same (and any earnings thereon, pursuant to the terms hereof) in the Escrow Account and to make disbursements in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, it is acknowledged and agreed that (i) no implied duties shall be read into this Agreement on the part of the Escrow Agent, and (ii) the Escrow Agent shall not be obligated to take any legal or remedial action which might in its judgment involve it in any expense or liability for which it has not been furnished acceptable indemnification. The Escrow Agent, its directors, officers and employees shall not be liable for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.

     11.  Indemnity.  As between themselves and the Escrow Agent, Buyer and the
          ---------
Stockholders, jointly and severally, agree to indemnify the Escrow Agent against and hold the Escrow Agent harmless from any and all losses, costs, damages, expenses, claims, and attorney's fees and expenses suffered or incurred by the Escrow Agent as a result of, in connection with or arising from or out of the acts or omissions of the Escrow Agent in performance of or pursuant to this Agreement, except such acts or omissions as may result from the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     Buyer and the Stockholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent with respect to any payment of Escrow Funds or other activities under this Agreement. Buyer and Stockholders' Representative undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments, or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. Buyer and the Stockholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including, without limitation, the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. Notwithstanding the foregoing, as between themselves, Buyer and the Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this paragraph. Notwithstanding any term hereof to the contrary, the terms of this Section 11 shall survive the termination of this Agreement.

     12.  Notices.  All notices under this Agreement will be in writing and will
          -------
be delivered by personal service or facsimile or certified mail (or, if certified mail is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Copies of all notices shall be given to Buyer, the Stockholders' Representative and the Escrow Agent; provided, however, that the
                                                   --------  -------
failure to give copies of such notice shall not render the notice invalid or unenforceable. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. Any notice transmitted by facsimile will be deemed given upon confirmation of receipt. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

          (a)  If to Buyer:

               Merkert American Corporation
               490 Turnpike Street
               Canton, MA 02021
               Attn: President
               Facsimile:  (781) 828-8274

               With a copy to:

               Goodwin, Procter & Hoar  LLP
               Exchange Place
               53 State Street
               Boston, MA 02109
               Attn:  Robert P. Whalen, Jr., Esq.
               Facsimile: (617) 523-1231

          (b)  If to the Stockholders' Representative:

               Robert Q. Crane
               7 Mountview Road
               Wellesley Hills, MA 02180

               with a copy to:

               Zack Kosnitzky, P.A.
               100 S.E. 2nd Street, Suite 2800
               Miami, FL  33131
               Attn:  Thomas O. Wells, Esq.
               Facsimile:  (305) 539-1307

          (c)  If to the Escrow Agent:

               State Street Bank and Trust Company
               Financial Markets Group
               Corporate Trust
               Two International Place
               Boston, MA 02110
               Facsimile: (617) 664-5742

               With a copy to:

               Peabody & Arnold LLP
               50 Rowes Wharf
               Boston, MA 02110
               Attn:  Douglas C. Reynolds, Esq.
               Facsimile: (617) 951-2125

     13.  Consultation with Legal Counsel.  The Escrow Agent may consult with
          -------------------------------
its in-house counsel or other counsel satisfactory to it in respect to questions relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered, or omitted by the Escrow Agent in good faith upon the advice of such counsel. The Escrow Agent may act through its officers, employees, agents and attorneys.

     14.  Choice of Laws; Cumulative Rights.  This Agreement and the disposition
          ---------------------------------
hereunder shall be construed and regulated under and their validity and effect shall be determined by the Commonwealth of Massachusetts. All of the Escrow Agent's rights hereunder are cumulative of any other rights it may have by law or otherwise.

     15.  Reimbursement of Expenses.  The Escrow Agent shall be entitled to
          -------------------------
reimbursement from Buyer and the Stockholders of all its reasonable costs and expenses, including reasonable fees and expenses of legal counsel incurred by it in connection with the preparation, operating, administration and enforcement of this Agreement. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby which are in excess of its compensation for normal services hereunder, including, without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. Notwithstanding the foregoing, as between themselves, Buyer and the Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this paragraph.

     16.  Entire Agreement.  This Agreement evidences the entire agreement among
          ----------------
Buyer, the Stockholders, the Stockholders' Representative and the Escrow Agent in connection with the Escrow Fund and no other agreement entered into between the parties or any of them shall be considered or adopted or binding, in whole or in part, by or upon the Escrow Agent, notwithstanding that any other such agreement may be deposited herewith or the Escrow Agent may have knowledge thereof. This Agreement may be amended only in writing signed by all of the parties hereto.

     17.  Resignation.  The Escrow Agent may resign upon 10 days' prior written
          -----------
notice to Buyer and the Stockholders' Representative, and upon the written instruction of Buyer and the Stockholders' Representative, the Escrow Agent shall deliver the Escrow Fund to any designated substitute Escrow Agent mutually agreeable to such parties. If Buyer and the Stockholders' Representative fail to designate a substitute Escrow Agent within 10 days, the Escrow Agent, in its sole discretion and its sole option, either may (i) continue to hold the Escrow Fund, or (ii) institute a bill of interpleader as contemplated by Section 9 hereof.

     18.  Captions.  Section headings and captions have been inserted for
          --------
convenience only and do not in any way limit the provisions set out in the various sections hereof.

     19.  Severability.  If one or more of the provisions contained herein for
          ------------
any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     20.  Compensation.  Buyer and the Stockholders covenant and agree, jointly
          ------------
and severally, to pay to the Escrow Agent the fee determined by the Escrow Agent, from time to time, to be applicable to this escrow and bear all costs and expenses incurred by the Escrow Agent in connection therewith. The Escrow Agent's fees, as in effect on the date hereof, are attached hereto as Schedule
                                                                      --------
A. Without altering or limiting the joint and several liability of Buyer and the Stockholders hereunder, as between themselves, Buyer and the Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 20.

     21.  Collected Funds; Collection of Items.  No monies shall be required to
          ------------------------------------
be disbursed by the Escrow Agent until and unless it has collected funds. The Escrow Agent may pay out monies held in escrow due to any party by its check. The Escrow Agent shall not be obligated to take any legal action to enforce payment of any item deposited with it in escrow.

     22.  Investment.  Subject to Section 2(a) of this Agreement, the available
          ----------
uninvested portion of the Escrow Fund shall be invested (and reinvested, as the case may be) from time to time by the Escrow Agent in any of the following investments (collectively, "Eligible Investments"):

          (i) Short term obligations issued or guaranteed by The United States of America or any agency or instrumentality thereof;

          (ii) Certificates of deposit of or interest bearing accounts with national banks or corporations endowed with trust powers, including the Escrow Agent, having capital and surplus in excess of $100,000,000;

          (iii) Insured Money Market Account short term investments with national banks or corporations endowed with trust powers, including the Escrow Agent, having capital and surplus in excess of $100,000,000; or

          (iv) Corporate bond funds with a rating of at least A+ or the equivalent thereof by Standard & Poor's Corporation, at least A+ or the equivalent thereof by Moody's Investors Service, Inc. or an equivalent rating by another nationally recognized rating agency.

     Investments pursuant to such investment instructions described above shall in all instances be subject to availability (including any time-of-day requirements). In no instance shall Escrow Agent have any obligation to provide investment advice of any kind. The Escrow Agent shall not be required to invest any funds held hereunder except as expressly provided in written instructions received from Buyer pursuant to Section 2 hereof, and shall not be obligated to pay interest on uninvested funds. All amounts received by the Escrow Agent (and any credits to the Escrow Account) shall be conditional upon collection (and actual receipt by the Escrow Agent of final payment). In no event shall the Escrow Agent have any obligation to advance funds.

     The Escrow Agent may be authorized at all times and from time to time to liquidate any investment of the Escrow Fund as may be necessary to provide available cash to make any release, disbursement or payment called for under the terms of this Agreement. The Escrow Agent shall have no responsibility or liability for any losses resulting from liquidation of the Escrow Fund (such as liquidation prior to maturity).

     23.  Security Interest. The parties grant to the Escrow Agent a lien upon
          -----------------
and security interest in the Escrow Fund, to secure payment of the parties' obligations and liabilities, both joint and several hereunder.

     24.  Execution in Counterparts.  For the convenience of the parties and to
          -------------------------
facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document and such counterparts may be delivered by facsimile.

     25.  Consent to Jurisdiction and Service.  Buyer, each Stockholder and the
          -----------------------------------
Stockholders' Representative hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against Buyer, the Stockholders and/or the Stockholders' Representative arising out of or relating to this Escrow Agreement. In any such action or process, Buyer, each Stockholder and the Stockholders' Representative hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to Buyer and the Stockholders' Representative, as the case may be, at their respective addresses in accordance with Section 12 hereof.

     26.  Force Majeure.  Neither Buyer, any Stockholder, nor the Stockholders'
          -------------
Representative nor the Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

     27.  Binding Effect.  This Agreement shall be binding upon the respective
          --------------
parties hereto and their heirs, executors, successors and assigns.

     28.  Modifications.  This Agreement may not be altered or modified without
          -------------
the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

     29.  Reproduction of Documents.  This Agreement and all documents relating
          -------------------------
hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                                 [End of Text]

     IN WITNESS WHEREOF, the parties have executed this Agreement in multiple counterparts, each of which is and shall be considered an original for all intents and purposes effective as of the date first written above.

                              MERKERT AMERICAN CORPORATION


                              By:________________________________
                                 James L. Monroe
                                 President


                              ____________________________________
                              Robert Q. Crane, as Stockholders'
                               Representative


                              STATE STREET BANK AND TRUST COMPANY,
                              as Escrow Agent



                              By:________________________________
                                 Name:
                                 Title:

                                  SCHEDULE A

                               ESCROW AGENT FEES
                               -----------------

                                      12